Exhibit 99.2

WEST TEXAS STATE BANK

FINANCIAL STATEMENTS

JUNE 30, 2019

WEST TEXAS STATE BANK

June 30, 2019

WEST TEXAS STATE BANK

STATEMENTS OF FINANCIAL CONDITION
(Dollars in thousands)

	June 30, 2019	December 31, 2018
ASSETS

Cash and due from banks	$10,200	$10,534
Interest-bearing deposits in banks	64,304	41,372
Federal funds sold	27,700	31,000

Total cash and cash equivalents	102,204	82,906

Certificate of deposits held in other banks	26,223	23,887
Loans receivable, net of allowance for loan losses of $4,173 and $3,850	200,617	210,060
Securities available for sale, at estimated fair value (amortized cost of $77,237 and $81,465)	77,206	79,463
Securities held to maturity, at amortized cost (estimated fair value of $2,331 and $1,088)	2,240	1,087
Restricted investments held at cost	618	616
Premises and equipment, net	4,145	4,356
Goodwill	370	370
Accrued interest receivable	1,023	1,062
Cash surrender value of life insurance	11,331	11,195
Other assets	3,339	2,566

Total assets	$429,316	$417,568

LIABILITIES AND STOCKHOLDERS’ EQUITY

Non-interest-bearing demand deposits	$214,174	$205,041
Interest-bearing deposits	161,981	161,763

Total deposits	376,155	366,804

Accrued interest payable and other liabilities	954	1,283

Total liabilities	377,109	368,087

Stockholders’ equity:
Common stock - $5 par value; 200,000 shares authorized, 134,280 issued and outstanding	671	671
Additional paid-in capital	15,329	15,329
Retained earnings	36,238	35,483
Accumulated other comprehensive loss	(31)	(2,002)

Total stockholders’ equity	52,207	49,481

Total liabilities and stockholders’ equity	$429,316	$417,568

The accompanying notes are an integral part of these unaudited financial statements.

WEST TEXAS STATE BANK

STATEMENTS OF INCOME
(Dollars in thousands)

	Six Months Ended June 30,
	2019	2018

Interest income
Loans, including fees	$6,455	$6,140
Securities available for sale and held to maturity	819	755
Tax exempt securities	410	28
Due from banks	329	221
Federal funds sold and interest bearing deposits in banks	741	594

Total interest income	8,754	7,738

Interest expense:
Deposits	375	216

Net interest income	8,379	7,522
Provision for loan losses	30	60

Net interest income after provision for loan losses	8,349	7,462

Noninterest income:
Service charges on deposit accounts	556	571
Cash surrender value of life insurance appreciation	136	143
Other income	657	243

Total noninterest income	1,349	957

Noninterest expense:
Salaries and employee benefits	3,560	3,458
Occupancy expenses	467	322
Data and check processing	599	774
Professional services	699	715
Other expenses	1,598	1,113

Total noninterest expense	6,923	6,382

Income before income taxes	2,775	2,037
Income tax	6	9

Net income	$2,769	$2,028

The accompanying notes are an integral part of these unaudited financial statements.

WEST TEXAS STATE BANK

STATEMENTS OF COMPREHENSIVE INCOME
(Dollars in thousands)

	Six Months Ended June 30,
	2019	2018

Net income	$2,769	$2,028

Other items of comprehensive income
Change in unrealized appreciation/(depreciation) on investment securities available for sale	1,378	(1,221)
Reclassification adjustment for realized losses on investment securities included in net income	593	155

Total other items of comprehensive income (loss)	1,971	(1,066)

Comprehensive income	$4,740	$962

The accompanying notes are an integral part of these unaudited financial statements.

WEST TEXAS STATE BANK

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

Six Months Ended June 30, 2019 and 2018
(Dollars in thousands)

	Common Stock		Additional Paid-in	Retained	Accumulated Other Comprehensive
	Shares	Amount	Capital	Earnings	Income (Loss)	Total

Balance, December 31, 2017	134,280	$671	$15,329	$30,179	$(1,021)	$45,158
Net income	-	-	-	2,028	-	2,028
Change in net unrealized losses on available for sale securities	-	-	-	-	(1,066)	(1,066)

Balance, June 30, 2018	134,280	$671	$15,329	$32,207	$(2,087)	$46,120

Balance, December 31, 2018	134,280	$671	$15,329	$35,483	$(2,002)	49,481
Net income	-	-	-	2,769	-	2,769
Cash divideds on common stock				(2,014)		(2,014)
Change in net unrealized gains on available for sale securities	-	-	-	-	1,971	1,971

Balance, June 30, 2019	134,280	$671	$15,329	$36,238	$(31)	$52,207

The accompanying notes are an integral part of these unaudited financial statements.

WEST TEXAS STATE BANK

STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	Six Months Ended June 30,
	2019	2018

Cash flows from operating activities
Net income	$2,769	$2,028
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	138	174
Amortization of core deposit intangible assets	14	14
Provision for loan losses	30	60
Net amortization of security discounts and premiums	350	605
Net realized loss on sale of available for sale securities	593	-
Net realized loss on trading securities	-	155
Net realized gain on sale of premises and equipment	(328)	-
Appreciation in cash surrender value of life insurance	(136)	(143)
(Increase) decrease in assets
Accrued interest receivable and other assets	(748)	221
Increase (decrease) in liabilities
Accrued interest payable and other liabilities	(329)	505

Net cash provided by operating activities	2,353	3,619

Cash flows from investing activities
Net change in certificate of deposits held in other banks	(2,338)	(6,967)
Activity in available for sale securities
Purchases	(89,592)	(27,874)
Proceeds from the sale of securities	36,951	-
Proceeds from paydowns, calls and maturities	55,947	31,472
Activity in held to maturity securities
Proceeds from paydowns, calls and maturities	-	14
Purchases	(1,174)	-
Proceeds from the sale of trading securities	-	6,479
Loan originations and principal collections, net	9,413	(7,414)
Additions to premises and equipment	(93)	(487)
Proceeds from the sale of premises and equipment	494	-
Net change in restricted investments held at cost	-	(2)

Net cash provided by (used in) investing activities	9,608	(4,779)

The accompanying notes are an integral part of these unaudited financial statements.

WEST TEXAS STATE BANK

STATEMENTS OF CASH FLOWS – Continued
(Dollars in thousands)

	Six Months Ended June 30,
	2019	2018

Cash flows from financing activities
Net increase in deposits	9,351	19,674
Cash dividends paid on common stock	(2,014)	-

Net cash provided by financing activities	7,337	19,674

Net change in cash and cash equivalents	19,298	18,514
Cash and cash equivalents, beginning	82,906	75,754

Cash and cash equivalents, end	$102,204	$94,268

Supplementary disclosure of cash flow information
Interest paid	$375	$230
Supplementary disclosure of noncash investing and financing activities
Change in unrealized gain (loss) on securities	1,971	(1,066)

The accompanying notes are an integral part of these unaudited financial statements.

WEST TEXAS STATE BANK

NOTES TO UNAUDITED FINANCIAL STATEMENTS
(Dollars in thousands)

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations – West Texas State Bank (the Bank or the Company) is a Texas state-chartered bank which offers a full range of banking services. The Bank’s primary source of income is from providing loans to small and medium sized businesses and individuals in its market area. The Bank’s deposits are insured by the Federal Deposit Insurance Corporation (FDIC), subject to regulatory limits.

West Texas State Bank (a Texas S corporation) was incorporated in Texas on January 1, 1937.

Summary of Significant Accounting Policies – The accounting and reporting policies of West Texas State Bank conform to accounting principles generally accepted in the United States of America (GAAP) and the prevailing practices within the financial services industry. A summary of significant accounting policies is as follows.

Use of Estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Material estimates that are particularly susceptible to significant changes relate to valuation of goodwill and other intangibles and their respective analysis of impairment, the fair values of financial instruments, the valuation of foreclosed real estate, the valuation and potential impairment of investment securities, the determination of accrued expenses and the determination of the allowance for loan losses.

ASU 2016-13 Financial Instruments - Credit Losses (Topic 326).  The FASB issued guidance to replace the incurred loss model with an expected loss model, which is referred to as the current expected credit loss (“CECL”) model.  The CECL model is applicable to the measurement of credit losses on financial assets measured at amortized cost, including loan receivables, held to maturity securities,  and debt securities. ASU 2016-13 is effective for the Company for annual periods beginning after December 15, 2023, including interim periods within those fiscal years. Entities will apply the standard’s provisions as a cumulative-effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is adopted. The Company is currently evaluating the impact adoption of ASU 2016-13 will have on its operating results and financial condition.

WEST TEXAS STATE BANK

NOTES TO UNAUDITED FINANCIAL STATEMENTS
(Dollars in thousands)
(Continued)

2.	SECURITIES

All securities have been classified as available for sale or held to maturity in the statement of financial condition according to management’s intent at June 30, 2019 and December 31, 2018. All fair values as of June 30, 2019 and December 31, 2018 are measured on a recurring basis and considered Level 2 fair value measurements for reporting purposes in accordance with FASB ASC 820, Fair Value Measurement and Disclosures.

The amortized cost and fair value of securities, with gross unrealized gains and losses, at period-end follow:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

June 30, 2019
Available for sale
U.S. Government Bonds	$63,753	$127	$-	$63,880
State and municipal	600	-	-	600
Mortgage-backed & CMO securities	12,884	10	(168)	12,726

	$77,237	$137	$(168)	$77,206
Held to maturity CMO securities	$2,240	$91	$-	$2,331

December 31, 2018
Available for sale
U.S. Government Bonds	$27,828	$7	$(27)	$27,808
Mortgage-backed & CMO securities	53,637	-	(1,982)	51,655

	$81,465	$7	$(2,009)	$79,463

Held to maturity CMO securities	$1,087	$1	$-	$1,088

Expected maturities of securities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. The contractual maturities of available for sale and held to maturity securities at June 30, 2019 were as follows:

	Available for Sale		Held to Maturity
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Due in one year or less	$60,355	$60,448	$-	$-
Due from one year to five years	3,998	4,032	-	-
Due from five to ten years	-	-	2,240	2,331
Due after ten years	-	-	-	-
Mortgage-backed & CMO securities	12,884	12,726	-	-

	$77,237	$77,206	$2,240	$2,331

WEST TEXAS STATE BANK

NOTES TO UNAUDITED FINANCIAL STATEMENTS
(Dollars in thousands)
(Continued)

The Company does not own securities that have an aggregate adjusted cost exceeding ten percent (10%) of stockholders’ equity at June 30, 2019 or December 31, 2018. Securities with carrying and fair values totaling $11,876 and $11,207 were pledged to secure public deposits at June 30, 2019 and December 31, 2018, respectively.

Gross Unrealized Losses and Fair Value

Securities with unrealized losses, segregated by length of unrealized losses at period-end were as follows:

	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
June 30, 2019
Available for sale
U.S. Government Bonds	$-	$-	$-	$-	$-	$-
Mortgage-backed & CMO Securities	721	(1)	9,428	(167)	10,149	(168)

	$721	$(1)	$9,428	$(167)	$10,149	$(168)

December 31, 2018
Available for sale

U.S. Government Bonds	$19,841	$(27)	$-	$-	$19,841	$(27)
Mortgage-backed & CMO Securities	6,180	(77)	45,281	(1,905)	51,461	(1,982)

	$26,021	$(104)	$45,281	$(1,905)	$71,302	$(2,009)

There were 11 securities with an unrealized loss at June 30, 2019.  Management does not have the intent to sell any of the securities classified as available for sale in the table above and believes that it is more likely than not that the Company will not have to sell any such securities before a recovery of cost. The fair values are expected to recover as the bonds approach their maturity date or re-pricing date. Management does not believe any of the securities are impaired due to reasons of credit quality and the declines in fair value are largely due to changes in interest rates and other market conditions. Accordingly, management believes the impairments detailed in the tables above are temporary and no impairment loss has been realized in the Company’s statement of income.

WEST TEXAS STATE BANK

NOTES TO UNAUDITED FINANCIAL STATEMENTS
(Dollars in thousands)
(Continued)

3.	LOANS RECEIVABLE

The components of loans receivable in as of the period-end follows:

	June 30, 2019	December 31, 2018

Real estate	$130,692	$138,350
Commercial	66,635	71,233
Consumer and other	7,463	4,327

	204,790	213,910
Less: allowance for loan losses	(4,173)	(3,850)

Net loans receivable	$200,617	$210,060

An analysis of the loan portfolio and other assets at follows:

	June 30, 2019	December 31, 2018

Loans that are ninety days or more past due and still accruing interest	$100	$-
Loans whose accrual of interest had been discontinued	334	723
Interest income that would have been recorded if such loans had been on full-accrual status	21	18
Foreclosed and repossesed assets other than real estate	-	-
Overdraft balances classified as consumer loans	40	55

The Company’s recorded investment in impaired loans and the related valuation allowance are as follows:

	June 30, 2019	December 31, 2018

Recorded investment	$6,817	$9,488
Valuation allowance	$65	$390

WEST TEXAS STATE BANK

NOTES TO UNAUDITED FINANCIAL STATEMENTS
(Dollars in thousands)
(Continued)

Non-accrual loans consisted of the following:

	June 30, 2019	December 31, 2018

Real estate	$-	$-
Commercial	334	721
Consumer and other	-	2

	$334	$723

No additional funds are committed to be advanced in connection with impaired loans.

The Company’s impaired loans and related allowance is summarized in the following tables:

	Unpaid Contractual Principal Balance	Recorded Investment With No Allowance	Recorded Investment With Allowance	Total Recorded Investment	Related Allowance	Average Recorded Investment

June 30, 2019
Real estate	$3,796	$3,796	$-	$3,796	$-	$1,898
Commercial	2,994	1,159	1,835	2,994	62	6,241
Consumer and other	27	27	-	27	3	13

Total	$6,817	$4,982	$1,835	$6,817	$65	$8,152

December 31, 2018
Real estate	$-	$-	$-	$-	$-	$-
Commercial	9,488	8,240	1,248	9,488	390	6,053
Consumer and other	-	-	-	-	-	-

Total	$9,488	$8,240	$1,248	$9,488	$390	$6,053

Interest payments received on impaired loans are recorded as interest income unless collections of the remaining recorded investment are doubtful, at which time payments received are recorded as reductions of principal. The Company recognized interest income on impaired loans in the amount of $299 and $1,738 and received $10 and $810 of interest since impairment on a cash-basis during the six months ended June 30, 2019 and 2018, respectively. From a credit risk standpoint, the Company classifies its loans in one of four categories: (i) pass, (ii) special mention, (iii) substandard or (iv) doubtful. Loans classified as loss are charged-off. The classifications of loans reflect a judgment about the risks of default and loss associated with the loan. The Company reviews the ratings on credits as part of its on-going monitoring of the credit quality of the loan portfolio. Ratings are adjusted to reflect the degree of risk and loss that is felt to be inherent in each credit as of each monthly reporting period. The methodology is structured so that specific allocations are increased in accordance with deterioration in credit quality (and a corresponding increase in risk and loss) or decreased in accordance with improvement in credit quality (and a corresponding decrease in risk and loss).

WEST TEXAS STATE BANK

NOTES TO UNAUDITED FINANCIAL STATEMENTS
(Dollars in thousands)
(Continued)

Credits rated special mention show clear signs of financial weaknesses or deterioration in credit worthiness; however, such concerns are not so pronounced that the Company generally expects to experience significant loss within the short-term. Such credits typically maintain the ability to perform within standard credit terms and credit exposure is not as prominent as credits rated more harshly.

Credits rated substandard are those in which the normal repayment of principal and interest may be, or has been, jeopardized by reason of adverse trends or developments of a financial, managerial, economic or political nature, or important weaknesses exist in collateral. A protracted workout on these credits is a distinct possibility. Prompt corrective action is therefore required to strengthen the Company’s position, and/or to reduce exposure and to assure that adequate remedial measures are taken by the borrower. Credit exposure becomes more likely in such credits and a serious evaluation of the secondary support to the credit is performed.

Credits rated doubtful are those in which full collection of principal appears highly questionable, and which some degree of loss is anticipated, even though the ultimate amount of loss may not yet be certain and/or other factors exist which could affect collection of debt. Based upon available information, positive action by the Company is required to avert or minimize loss. Credits rated doubtful are generally also placed on nonaccrual.

	Pass	Special Mention	Substandard	Doubtful	Total

June 30, 2019
Real Estate	$127,907	$-	$2,785	$-	$130,692
Commercial	62,630	-	4,000	5	66,635
Consumer and other	7,436	-	27	-	7,463

Total	$197,973	$-	$6,812	$5	$204,790

December 31, 2018
Real Estate	$138,350	$-	$-	$-	$138,350
Commercial	61,745	-	9,228	260	71,233
Consumer and other	4,327	-	-	-	4,327

Total	$204,422	$-	$9,228	$260	$213,910

WEST TEXAS STATE BANK

NOTES TO UNAUDITED FINANCIAL STATEMENTS
(Dollars in thousands)
(Continued)

The Company’s past due loans are as follows:

	30-89 Days Past Due	90 Days or More Past Due and Still Accruing	Nonaccrual

June 30, 2019
Real estate	$440	$100	$-
Commercial	566	-	334
Consumer and other	11	-	-

Total	$1,017	$100	$334

December 31, 2018
Real estate	$-	$-	$-
Commercial	171	-	721
Consumer and other	13	-	2

Total	$184	$-	$723

The following tables detail the allowance for loan loss by portfolio segment. Allocation of a portion of the allowance to one category of loans does not preclude its availability to absorb losses in other categories.

	Real Estate	Commercial	Consumer and Other	Total

June 30, 2019
Loans indivdually evaluated for impairment	$-	$65	$-	$65
Loans collectively evaluated for impairment	592	3,203	313	4,108

	$592	$3,268	$313	$4,173
December 31, 2018
Loans indivdually evaluated for impairment	$-	$390	$-	$390
Loans collectively evaluated for impairment	523	2,620	317	3,460

	$523	$3,010	$317	$3,850

WEST TEXAS STATE BANK

NOTES TO UNAUDITED FINANCIAL STATEMENTS
(Dollars in thousands)
(Continued)

The level of the allowance for loan losses (the allowance) reflects management’s continuing evaluation of industry concentrations, specific credit risks, loan loss experience, current loan portfolio quality, present economic, political and regulatory conditions and unidentified losses inherent in the current portfolio. Portions of the allowance may be allocated for specific credits; however, the entire allowance is available for any credit that, in management’s judgment, should be charged off. While management utilizes its best judgment and information available, the ultimate adequacy of the allowance for loan losses is dependent upon a variety of factors beyond the Company’s control, including, among other things, the performance of the Company’s loan portfolio, the economy, changes in interest rates, and the regulatory environment.

An analysis of the change in the allowance for loan losses was as follows:

	Beginning Balance	Provision for loan losses	Charge-offs	Recoveries	Ending Balance

For the six months ended
June 30, 2019
Real Estate	$523	$3	$-	$66	$592
Commercial	3,010	24	(230)	464	3,268
Consumer and other	317	3	(8)	1	313

Total	$3,850	$30	$(238)	$531	$4,173

For the six months ended
June 30, 2018
Real Estate	$523	$3	$-	$-	$526
Commercial	3,618	54	(956)	229	2,945
Consumer and other	322	3	(16)	4	313

Total	$4,463	$60	$(972)	$233	$3,784

WEST TEXAS STATE BANK

NOTES TO UNAUDITED FINANCIAL STATEMENTS
(Dollars in thousands)
(Continued)

The Company’s recorded investment in loans related to the balance in the allowance for loan losses on the basis of the Company’s impairment methodology was as follows:

	Recorded Investment
	Individually Evaluated	Collectively Evaluated

June 30, 2019
Real Estate	$3,796	$142,766
Commercial	2,994	49,358
Consumer and other	27	5,849

Total	$6,817	$197,973

December 31, 2018
Real Estate	$-	$138,350
Commercial	9,488	61,745
Consumer and other	-	4,327

Total	$9,488	$204,422

The Company had no loans that were modified in the six months ended June 30, 2019 and year ended December 31, 2018 and considered a troubled debt restructuring.

As of June 30, 2019 and December 31, 2018, the Company has no commitments to lend additional funds to loan customers whose terms have been modified in troubled debt restructurings.

4.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Company has outstanding commitments to extend credit and standby letters of credit, which are not included in the accompanying financial statements. The Company’s exposure to credit loss in the event of nonperformance by the other party to the financial instruments for commitments to extend credit and standby letters of credit is represented by the contractual or notional amount of those instruments. The Company uses the same credit policies in making commitments to extend credit as it does for instruments that are included in the financial statements.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being fully drawn upon, the total commitment amounts disclosed above do not necessarily represent future cash requirements. The Company evaluates each customer’s creditworthiness on a case-by-case basis. The amount of collateral obtained, if considered necessary by the Company, upon extension of credit, is based on management’s credit evaluation of the customer. Collateral held varies and may include accounts receivable, inventory, property and equipment, and income producing commercial properties.

WEST TEXAS STATE BANK

NOTES TO UNAUDITED FINANCIAL STATEMENTS
(Dollars in thousands)
(Continued)

Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third-party. In the event of nonperformance by the customers, the Company has rights to the underlying collateral, which can include commercial real estate, physical plant and property, inventory, receivables, cash and marketable securities. The credit risk to the Company in issuing letters of credit is essentially the same as that involved in extending loan facilities to its customers.

Financial instruments whose contract amounts represent off-balance-sheet credit risk are as follows:

	June 30, 2019	December 31, 2018
Commitments to extend credit	$33,769	$35,383
Standby letters of credit	3,234	1,485

Various legal claims also arise from time to time in the normal course of business which, in the opinion of management, will have no material effect on the Company’s financial statements.

5.	LINES OF CREDIT

Amounts of unused lines of credit, subject to terms of the related agreements with correspondent financial institutions, available as of June 30, 2019 and December 31, 2018 were $162,386 and $128,227, respectively, with no balances outstanding as of June 30, 2019 and December 31, 2018. The agreements have terms expiring in 2019 and 2020.

6.	RELATED-PARTY TRANSACTIONS

The Company has entered into transactions with its executive officers, directors, stockholders, and their affiliates (related parties). Fees paid to directors during the six months ended June 30, 2019 and 2018 were $81 and $64, respectively.

In the ordinary course of business, the Company has granted loans to such related parties. As of June 30, 2019 and December 31, 2018, the aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests amounted to $4,295 and $3,044, respectively.

7.	FAIR VALUE MEASUREMENTS

In general, fair value is based upon quoted market prices, where available. If such quoted prices are not available, fair value is based upon internally developed models that primarily use, as inputs, observable market-based parameters. The Company’s valuation methodologies may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. While management believes the Company’s valuation methodologies are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date. A more detailed description of the valuation methodologies used for assets and liabilities measured at fair value is set forth below. Transfers, if any, between levels of the fair value hierarchy are recognized on the actual date of the event or circumstances that caused the transfer, which generally coincides with the Company’s quarterly or annual valuation process. The Company has no nonfinancial assets or nonfinancial liabilities measured at fair value on a recurring basis.

WEST TEXAS STATE BANK

NOTES TO UNAUDITED FINANCIAL STATEMENTS
(Dollars in thousands)
(Continued)

Investment Securities Available for Sale, held to maturity and trading – Securities classified as available for sale, held to maturity and trading are reported at fair value using Level 2 inputs. For these securities, the Company obtains fair value measurements from an independent pricing service. The fair value measurements consider observable data that may include dealer quotes, market spreads, cash flows, the U.S. Treasury yield curve, live trading levels, trade execution data, market consensus prepayment speeds, credit information and the bond’s terms, among other things.

Foreclosed Real Estate – The fair values are estimated based upon recent appraisal values of the property, less estimated costs to sell the property or based upon applicable sale contract. Certain inputs in appraisals are not observable, and, therefore, foreclosed real estate is categorized as Level 3 within the fair value hierarchy. Fair values are based upon the appraisals performed by appraisers approved by the Company. The assumptions in the appraisals are unadjusted by management; however, estimated costs to sell the assets of 5% to 7% are deducted from the appraised value.

Impaired Loans – Impaired loans are reported at the fair value of the underlying collateral if repayment is expected solely from the collateral. Collateral values are estimated using Level 3 inputs based on internally customized discounting criteria. As of June 30, 2019 and December 31, 2018, a valuation allowance of $65 and $390, respectively, was recorded on impaired loans; resulting in a net fair value of $6,752 and $9,098, respectively.

The tables below present the assets and liabilities measured at fair value on a recurring basis aggregated by the level in the fair value hierarchy within which those measurements fall.

	Total Fair Value	Level 1	Level 2	Level 3

June 30, 2019
Financial assets
Securities available for sale	$77,206	$-	$77,206	$-
Securities held to maturity	2,331	-	2,331	-

	$79,537	$-	$79,537	$-
December 31, 2018
Financial assets
Securities available for sale	$79,463	$-	$79,463	$-
Securities held to maturity	1,088	-	1,088	-

	$80,551	$-	$80,551	$-

Certain assets and financial liabilities are measured at fair value on a nonrecurring basis; that is, the instruments are not measured at fair value on an ongoing basis but are subject to fair value adjustments in certain circumstances (for example, evidence of impairment). Fair value is used on a nonrecurring basis to measure certain assets when applying lower of cost or market accounting or when adjusting carrying values.

There were no nonfinancial assets and liabilities measured at fair value after initial recognition on a nonrecurring basis during the periods ended June 30, 2019 and December 31, 2018.

WEST TEXAS STATE BANK

NOTES TO UNAUDITED FINANCIAL STATEMENTS
(Dollars in thousands)
(Continued)

FASB ASC 825, Financial Instruments, requires disclosure of the fair value of financial assets and liabilities, including those financial assets and liabilities that are not measured and reported at fair value on a recurring basis or nonrecurring basis. The methodologies for estimating the fair value of financial assets and financial liabilities that are measured at fair value on a recurring or nonrecurring basis are discussed above. The Company’s lending commitments have variable interest rates and “escape” clauses if the customer’s credit quality deteriorates. Therefore, the fair values of these instruments are not significant and are not recognized in the financial statements or the schedule below. The methodologies for other financial assets and financial liabilities are discussed below:

a)	Cash and cash equivalents and certificates of deposits held in other banks. The estimated fair value approximates carrying (book) value based on the short-term nature of the instrument.

b)	Accrued interest receivable and accrued interest payable. The estimated fair value approximates carrying value based on the short-term nature of the instrument.

c)
Restricted investments held at cost. No ready market exists for the stocks and it has no quoted market value. The carrying value of the stock is accounted for using the cost basis of accounting, which approximates fair value as that is the amount it will be repurchased by the FHLB or TIB.

d)
Loans, net of allowance for loan losses. The estimated fair value approximates carrying value for variable rate loans that re-price frequently and with no significant change in credit risk. The fair value of fixed rate loans and variable rate loans which re-price on an infrequent basis is estimated by discounting future cash flows using the current interest rates at which similar loans with similar terms would be made to borrowers of similar credit quality. An overall valuation adjustment is made for specific credit risks as well as general portfolio credit risk.

e)
Deposits. The estimated fair value approximates carrying value for demand deposits, savings and NOW deposits. The fair value of time deposits is estimated by discounting future cash flows using the interest rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposits does not take into account the Company’s long-term relationships with depositors, commonly known as core deposit intangibles, which are separate intangible assets, and not considered financial instruments. Nonetheless, the Company would likely realize a core deposit premium if its portfolio were sold in the principal market for such deposits.

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a transaction between willing parties.

WEST TEXAS STATE BANK

NOTES TO UNAUDITED FINANCIAL STATEMENTS
(Dollars in thousands)
(Continued)

	Book Value	Estimated Fair Value

June 30, 2019
Financial assets:
Cash and cash equivalents	$102,204	$102,204
Certificate of deposits held in other banks	26,223	26,223
Securities available for sale	77,206	77,206
Securities held to maturity	2,240	2,331
Loans, net	200,617	196,386
Accrued interest receivable	1,023	1,023
Restricted investments held at cost	618	618

Financial liabilites:
Deposits	376,155	354,104
Accrued interest paybale	125	125

	Book Value	Estimated Fair Value

December 31, 2018
Financial assets:
Cash and cash equivalents	$82,906	$82,906
Certificate of deposits held in other banks	23,887	23,887
Securities available for sale	79,463	79,463
Securities held to maturity	1,087	1,088
Loans, net	210,060	205,936
Accrued interest receivable	1,062	1,062
Restricted investments held at cost	616	616

Financial liabilites:
Deposits	366,804	345,308
Accrued interest paybale	80	80

8.	REGULATORY MATTERS

The Company is subject to various regulatory capital requirements administered by the state banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory – and possibly additional discretionary – actions by regulators that, if undertaken, could have a direct material effect on the Bank’s financial statements. The regulations require the Bank to meet specific capital adequacy guidelines that involve quantitative measures of the Bank’s assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank’s capital classification is also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

WEST TEXAS STATE BANK

NOTES TO UNAUDITED FINANCIAL STATEMENTS
(Dollars in thousands)
(Continued)

The Basel III Capital Rules, a new comprehensive capital framework for U.S. banking organizations, became effective for the Company on January 1, 2015 (subject to a phase-in period for certain provisions). Quantitative measures established by the Basel III Capital Rules to ensure capital adequacy require the maintenance of minimum amounts and ratios (set forth in the table below) of Common Equity Tier 1 capital, Tier 1 capital and Total capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier 1 capital to adjusted quarterly average assets (as defined).

The Company’s Common Equity Tier 1 capital includes common stock and related paid-in capital, net of treasury stock, and retained earnings. In connection with the adoption of the Basel III Capital Rules, the Company elected to opt-out of the requirement to include most components of accumulated other comprehensive income in Common Equity Tier 1. Common Equity Tier 1 for the Company is reduced by, goodwill and other intangible assets, net of associated deferred tax liabilities, and subject to transition provisions.

Effective January 1, 2019, the Basel III Capital Rules require the Company to maintain (i) a minimum ratio of Common Equity Tier 1 capital to risk-weighted assets of at least 4.5%, plus a 2.5% “capital conservation buffer” (which is added to the 4.5% Common Equity Tier 1 capital ratio, effectively resulting in a minimum ratio of Common Equity Tier 1 capital to risk-weighted assets of at least 7.0%), (ii) a minimum ratio of Tier 1 capital to risk-weighted assets of at least 6.0%, plus the capital conservation buffer (which is added to the 6.0% Tier 1 capital ratio, effectively resulting in a minimum Tier 1 capital ratio of 8.5%), (iii) a minimum ratio of Total capital (that is, Tier 1 plus Tier 2) to risk-weighted assets of at least 8.0%, plus the capital conservation buffer (which is added to the 8.0% total capital ratio, effectively resulting in a minimum total capital ratio of 10.5%) and (iv) a minimum leverage ratio of 4.0%, calculated as the ratio of Tier 1 capital to average quarterly assets.

The implementation of the capital conservation buffer began on January 1, 2016 at the 0.625% level and was phased in over a four-year period (increasing by that amount on each subsequent January 1, until it reached 2.5% on January 1, 2019). The Basel III Capital Rules also provide for a “countercyclical capital buffer” that is applicable to only certain covered institutions and does not have any current applicability to the Company. The capital conservation buffer is designed to absorb losses during periods of economic stress and, as detailed above, effectively increases the minimum required risk-weighted capital ratios. Banking institutions with a ratio of Common Equity Tier 1 capital to risk-weighted assets below the effective minimum (4.5% plus the capital conservation buffer and, if applicable, the countercyclical capital buffer) will face constraints on dividends, equity repurchases and compensation based on the amount of the shortfall.

Management believes, as of June 30, 2019 and December 31, 2018, that the Bank met all capital requirements to which it is subject. The amount of dividends or distributions which the Company may pay is subject to restrictions and minimum levels of capital required by bank regulatory agencies.

WEST TEXAS STATE BANK

NOTES TO UNAUDITED FINANCIAL STATEMENTS
(Dollars in thousands)
(Continued)

The Company’s actual capital amounts and ratios follow:

	Actual		Minimum Required Under BASEL III Fully Phased-In		To Be Well Capitalized Under Prompt Corrective Action Provisions
	Amount	Ratio	Amount	Ratio	Amount	Ratio

June 30, 2019
Common Equity Tier 1 (to risk-weighted assets)	$51,791	21.1%	$17,184	7.0%	$15,956	6.5%

Total Capital (to risk-weighted assets)	$54,873	22.3%	$25,775	10.5%	$24,258	10.0%

Tier 1 Capital (to risk-weighted assets)	$51,791	21.1%	$20,866	8.5%	$19,638	8.0%

Tier 1 Capital (to average assets)	$51,791	12.1%	$17,083	4.0%	$21,353	5.0%

December 31, 2018
Common Equity Tier 1 (to risk-weighted assets)	$51,023	18.7%	$19,136	7.0%	$17,741	6.5%

Total Capital (to risk-weighted assets)	$54,440	20.0%	$28,704	10.5%	$27,294	10.0%

Tier 1 Capital (to risk-weighted assets)	$51,023	18.7%	$23,337	8.5%	$21,835	8.0%

Tier 1 Capital (to average assets)	$51,023	12.0%	$16,954	4.0%	$21,192	5.0%